SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2005

FISHER SCIENTIFIC INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-10920 (Commission File No.)	02-0451017 (IRS Employer Identification No.)

Liberty Lane, Hampton, New Hampshire (Address of principal executive offices)	03842 (Zip Code)

(603) 926-5911
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     Representatives of Fisher Scientific International Inc. (the “Company”) will make an investor presentation on March 31, 2005 at the Lehman Brothers’ Global Healthcare Conference. Attached hereto as Exhibit 99.1 is a copy of the investor presentation materials, which are being furnished, but not filed, pursuant to Items 2.02 and 7.01 of this report on Form 8-K. The attached presentation materials, together with an audio replay of the presentation, will be available on the Company’s Web site at http://www.fisherscientific.com for 30 days following the presentation.

     Within the presentation the Company has presented certain non-GAAP measures of financial performance and liquidity. These non-GAAP measures are comprised of (i) adjusted diluted net income per share; (ii) adjusted operating income; (iii) free cash flow; and (iv) free cash flow per share. With respect to all such non-GAAP measures, the Company has provided a quantitative reconciliation from the most directly comparable financial measure calculated and presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and is included in this investor presentation.

     The Company believes that the adjusted diluted net income per share, adjusted operating income and adjusted operating margin measures provide meaningful information to investors because they enable investors to evaluate the Company’s operating performance without regard to transactions that are not considered recurring to operations. The Company believes that free cash flow and free cash flow per share information is useful in determining the rate at which earnings are converted into cash and is, therefore, a useful measure of liquidity.

     Investors should recognize that these non-GAAP measures may not be comparable to similarly titled measures of other companies and that the measures presented are not a substitute or alternatives for measures of financial performance determined in accordance with GAAP, such as net income as a measure of operating results or cash flows as a measure of liquidity.

ITEM 7.01. REGULATION FD DISCLOSURE.

     Representatives of the Company will make an investor presentation on March 31, 2005 at the Lehman Brothers’ Global Healthcare Conference. Attached hereto as Exhibit

99.1 is a copy of the investor presentation materials, which are being furnished, but not filed, pursuant to Items 2.02 and 7.01 of this report on Form 8-K. The attached presentation materials, together with an audio replay of the presentation, will be available on the Company’s Web site at http://www.fisherscientific.com for 30 days following the presentation.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

Exhibit Number	Description

99.1	Fisher Scientific International Inc.’s investor presentation that will be presented on March 31, 2005. This Exhibit is furnished pursuant to Items 2.02 and 7.01 of this report on Form 8-K.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fisher Scientific International Inc.
Date: March 31, 2005	By:	/s/ Kevin P. Clark
		Name:	Kevin P. Clark
		Title:	Chief Financial Officer

Exhibit Index

Exhibit Number	Description

Exhibit 99.1	Fisher Scientific International Inc.’s investor presentation that will be presented on March 31, 2005. This Exhibit is furnished pursuant to Items 2.02 and 7.01 of this report on Form 8-K.